EXHIBIT 99.1


                                   [AHM LOGO]



                           Lehman Brothers Financial
                              Services Conference
                               September 13, 2004



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                    American Home Mortgage Investment Corp.

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                               Corporate Profile

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o     American Home Mortgage Investment (NYSE: AHM)

o     Hybrid Mortgage REIT

o     Self-Originates and Holds Mortgage Securities

o     Focuses on High Credit Quality Assets

o     Offers Strong Dividend with Opportunity for Rapid Growth

o     Operates 20th Largest Prime Mortgage Originator in the United States


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                                 Business Model

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o     Focus on Building our Portfolio's

      -   Value

      -   Yield

o Value and Yield Building is Accomplished by Originating Loans, Creating Structured Securities and Investing in Higher Yielding Securities

o     Mortgage Origination Business Enables Portfolio to Grow In Value and Yield

o     Risk-Averse Portfolio Management Strategy


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                   Growing Portfolio Value and Yield through
                           Structured Securitizations
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o     Securitization Process Converts Value Created by the Mortgage Origination
      Business into increased Portfolio Value and Higher Yield

o Securitization Structure Designed to Create High Yielding Securities which are Retained while Lower Yielding Securities are Sold

o     Increases Portfolio Value and Yield with Limited Capital Commitment


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                    Expected Yields on Existing Portfolio v.
                    Self-Originated and Retained Securities
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o     Expected Yield from Portfolio in place on June 30, 2004 Assuming No Change in Interest Rates

                                     18.4%

o Expected Yield on Retained Securities Created in Q3, 2004 Assuming No Change in Interest Rates

                                     26.6%


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                       American Home Aims to be a Strong
                      Dividend and High Growth Investment
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o     Dividend Generated by Portfolio

o     Origination Business Increases the Value and Yield of the Portfolio Over
      Time

o Goal is to Accelerate Growth in Portfolio Value and Yield by Growing the Mortgage Origination Business

o     Greater Portfolio Value and Yield Should Lead to Higher Dividends


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                   Both Investment and Origination Businesses
                        are Benefited by our Tax Status
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o     Net Interest Income from the Portfolio is Untaxed Provided it is Paid Out as Dividends

o     Much of the Value Created by the Mortgage Origination Business is Untaxed

      - Value is realized as an addition to portfolio value, and not through an asset sale.

o Tax Structure Provides a Significant Advantage Over Taxable Mortgage Asset Holders and Taxable Mortgage Originators


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                               Portfolio Strategy

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o     Yield and Yield Growth Driven by Self-Origination Capability

o     Consequently a Defensive Portfolio Management Strategy is Possible

o     Key Components of Defensive Strategy

      -     Duration Neutral

      -     High Credit Quality

      -     Low Exposure to Extension and Prepayment due to short resetting ARM
            Assets


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                               Portfolio Strategy

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o     Return Not Benefited by the Slope of the Yield Curve

o     Agnostic About Direction of Interest Rates

      - Return Not Dependent on Finding Value or Other Portfolio Management Strategies


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                       Projected Yield and Yield Variance
                       (Portfolio Income Before Expenses)
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                 ROEs for Instantaneous Interest Rate Changes
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
=================================================================================================================================
                                                -100 bp     -50 bp      0 bp        +50 bp      +100 bp     Flattener   Steepner
                                                --------------------------------------------------------------------------------
Portfolio as of 6/30/2004                       13.5%       17.6%       18.4%       17.7%       14.3%       15.5%       22.0%

Projected Q3 Securitization ($825 Million*)     20.3%       25.6%       26.6%       25.7%       21.4%       22.9%       31.0%

* $2.1 billion securitization, $1.275 billion sold for cash, $825 million retained for portfolio Flattener and Steepner represent 2-10 yr. 50 bp interest rate shocks. Assumes 12:1 leverage.



Based on company projections and are to be used as a representative model only. Actual results may vary


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                           Portfolio Characteristics

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     Portfolio Size               Loan Types                Credit Quality
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   [GRAPHIC PIE CHART]        [GRAPHIC PIE CHART]        [GRAPHIC PIE CHART]

 Self Originated     54%    5/1 ARMs            56%    AAA and Agency      97%
 Market Bought       46%    3/1 ARMs            22%    Other                2%
                            Short Reset (less
                             than 1 year)       22%


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                             Portfolio Statistics
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Leverage Statistic         10.9 Times Equity    Average Life      3.78 Years
Net Duration Statistic     -0.1 Years           Average Mark      100.26 of par
Convexity                  -.53 Price/Yield     Spread Duration   3.17 years


As of 06/30/04
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                           Risk Mitigation Strategies

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o     Ongoing hedging to Maintain Duration Neutral Position

o     Key Rate Management

o     Concentration on Short Reset ARMs

      -     Reduced Extension / Prepayment Exposure

      -     Reduced Spread Volatility

o     BlackRock Tools and Consultation

o     Concentration on High Credit Quality Assets


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                         Mortgage Origination Business

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o     Origination Business Drives Growth in the Value and Yield of the Mortgage
      Portfolio

o Company Aims to Aggressively Grow the Origination Business to Speed Portfolio Value and Yield Growth


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                    Mortgage Origination Business - Overview

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
                                                                     Top Mortgage Originators in 2004
                                                                   (For 3 months - Dollars in Billions)

                                                                                                                      2004

o     Trend in origination volume:              Rank  Lender                                                         Volume
                                                ----  -----------------------------------------------------------  ----------
      -   2000   $  3.0 Billion                    1  Countrywide Financial Corp., CA                              $    99.66
                                                   2  Wells Fargo Home Mortgage, CA                                $    96.08
      -   2001   $  7.8 Billion                    3  Washington Mutual, WA                                        $    76.36
                                                   4  Chase Home Finance, NJ                                       $    56.87
      -   2002   $ 12.2 Billion                    5  CitiMortgage, Inc., MO / Principal Residential Mortgage, IA  $    40.13
                                                   6  Bank of America, NC                                          $    28.46
      -   2003   $ 21.7 Billion                    7  GMAC Residential Holdings, PA                                $    24.44
                                                   8  ABN Amro Mortgage, MI                                        $    19.43
      -   Q104   $  4.4 Billion                    9  National City Mortgage, OH                                   $    18.73
                                                  10  Cendant Mortgage (2), NJ                                     $    17.63
      -   Q204   $  6.6 Billion                   11  Homecomings, MN                                              $    13.73
                                                  12  HSBC Mortgage Corp. USA, NY                                  $    12.63
                                                  13  Golden West Financial Corp./World, CA                        $    12.40
                                                  14  Aurora Loan Services, Inc., CO                               $    11.26
o     Average national market share:              15  GreenPoint Mortgage Funding, CA                              $    11.17
                                                  16  First Horizon Home Loans, TX                                 $    10.38
      -   2000   0.29 %                           17  IndyMac Bancorp, Inc., CA                                    $     9.42
                                                  18  Flagstar Bank, FSB, MI                                       $     9.00
      -   2001   0.38 %                           19  SunTrust Mortgage, Inc., VA                                  $     8.81
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      -   2002   0.47 %                           20  American Home Mtg. Investment, NY                            $     6.62
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      -   2003   0.60 %                           21  RBC Mortgage, IL                                             $     5.90
                                                  22  Impac Funding Corporation, CA                                $     5.50
      -   Q104   0.75 %                           23  Branch Banking & Trust Co., NC                               $     5.46
                                                  24  U.S. Bank Home Mortgage, MN                                  $     5.22
      -   Q204   0.83 %                           25  Wachovia/First Union Mtg., NC                                $     5.05
                                                  26  Ohio Savings Bank, F.S.B. (E), OH                            $     4.50
                                                  27  First Magnus Financial Corp., AZ                             $     4.09
                                                  28  Netbank, SC                                                  $     3.90
                                                  29  CTX Mortgage, TX                                             $     3.50
                                                  30  E*Trade, VA                                                  $     3.39

Source: Inside Mortgage Finance, Copyright 2004       Source: National Mortgage News, Copyright 2004

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                               Benefits of Scale

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o     Lower Per Loan Production Costs

o     Better Terms of Business with Counterparties

      -     Fannie Mae / Freddie Mac

      -     Liquidity Providers

      -     Service Providers

o     Enhanced Ability to Improve Production Platform

      -     Technology

      -     Marketing Innovations


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                      Origination Business Growth Drivers

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o     Inexpensive Acquisitions

      -     Origination Franchise being Built at Less than Replacement Cost

      -     Recent Acquisition from Washington Mutual

o     Rapid Organic Growth


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                           Nationwide Branch Network

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>     American Home Mortgage originates mortgages through approximately 303 branches in 38 states

>     Approximately 3900 Employees


                   [GRAPHIC MAP OF UNITED STATES OF AMERICA]






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                           Production Characteristics
                             (Second Quarter 2004)
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            Credit Quality                        Retail vs. Wholesale
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         [GRAPHIC PIE CHART]                       [GRAPHIC PIE CHART]

 Agency Eligible                   63%    Wholesale                         54%
 High Credit Quality Jumbo Loans   21%    Retail                            46%
 Alt A                             10%
 Home Equity & Second Mortgages     3%
 Non-Prime                          3%




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            Largest States                           Fixed vs. ARMs
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         [GRAPHIC PIE CHART]                       [GRAPHIC PIE CHART]

 All Other                         42%    Fixed                             51%
 CA                                24%    ARMs                              49%
 IL                                18%
 MD                                 6%
 AZ                                 5%
 VA                                 5%



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                           Strong Access to Liquidity

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                           Commercial Paper Program
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o     $2.0 Billion Lehman Sponsored Asset-Backed CP Guaranteed by Bank of
      America, Caylon and ABN Amro


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                         Warehouse and Loan Gestation
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      UBS                                      $1.2 billion
      Bank of America Syndication               600 million
      RBS Greenwich Capital                     500 million
      CDC IXIS                                  450 million
      Morgan Stanley                            350 million
      Caylon                                    200 million


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                       Securities Repurchase Facilities
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     Bank of America       Bear Stearns         Citigroup
     Credit Suisse         Deutsche Bank        Goldman Sachs
     Lehman Brothers       Merrill Lynch        UBS
     Morgan Stanley        Nomura               Greenwich Capital


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                          Outstanding Financial Results

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              American Home Mortgage's Results For Four Full Years
                         Since Initial Public Offering
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          AHM Loan Originations                         Revenues
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         [GRAPHIC BAR CHART]                       [GRAPHIC BAR CHART]

  92% CAGR                                 95% CAGR
                Billions                                 Millions
  2000                           $3.0      2000                          $58.3
  2001                           $7.8      2001                         $126.1
  2002                          $12.2      2002                         $232.8
  2003                          $21.7      2003                         $432.1




                Net Income                         Earnings Per Share
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         [GRAPHIC BAR CHART]                       [GRAPHIC BAR CHART]

  139% CAGR                                70% CAGR
                Millions                                 Dollars
  2000                           $5.4      2000                           $.83
  2001                          $25.5      2001                          $2.14
  2002                          $39.5      2002                          $2.65
  2003                          $73.8      2003                          $4.07


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                           Condensed Income Forecast

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                                                                2nd Half 2004
                                                          Dollars in Millions

Net Interest Income                                                      64.8
Reduction in Trading Portfolio Value                                    (14.9)
Portfolio Expenses                                                       (4.4)
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Portfolio Income                                                         45.4

Gain on Sale of Loans and Securitizations                               156.8
Loan Origination Expenses                                              (124.0)
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Loan Origination Income                                                  32.8

Servicing and Other Income (Expenses)                                    (2.6)
Preferred Dividends                                                      (2.5)
                                                                  -----------
Net Income Available For Common                                          73.1
Average Diluted Common Shares                                            40.3
EPS                                                                      1.81


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                          Condensed Cash Flow Forecast

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                                                                2nd Half 2004
                                                          Dollars in Millions

Net Interest Income (Excludes premium amortization)                      75.2
Sales of Loans and Newly Created Securities                             121.7
Servicing and Other Income *                                             21.9
 Increase in MBS Value **                           25.4
 Increase in Servicing Value ***                    17.8
Additional Borrowings Given Constant Leverage                            35.9
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Total Cash Generated                                                    254.7

Loan Origination and Servicing Expenses                                 179.5
Preferred Dividends                                                       2.5
Common Dividends at Current Pay Rate                                     48.6
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Total Cash Usage                                                        230.6
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Excess Cash Available to Reduce Leverage,
Grow Portfolio or Increase Common Dividend                               24.1


*     Excludes servicing amortization and impairment
**    Net of principal paydowns and convexity losses
***   Net of portfolio runoff and market value declines


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                               2nd Half Guidance

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                                      Six Months Ended             Full Year
                                         December 31                  2004

Earnings Per Diluted Share                  1.81                      3.40

Common Dividends Per Share                  1.22                      2.32

                                     December 31, 2004

Book Value Per Share                       18.41


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